Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of iShares Trust

In planning and performing our audits of the financial statements of the funds of iShares Trust, as listed in the attached Appendix A, (hereafter referred to as the "Funds") as of and for the year ended March 31, 2013, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered the Funds' internal control over financial reporting, including controls over safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinions on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting.  Accordingly, we do not express an opinion on the effectiveness of the Funds' internal control over financial reporting.

The management of the Funds is responsible for establishing and maintaining effective internal control over financial reporting.  In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls.  A fund’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.  A fund's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the fund; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Fund are being made only in accordance with authorizations of management and trustees of the fund; and (3)  provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a Fund’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.  Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis.  A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Funds' annual or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Funds’ internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control over financial reporting that might be material weaknesses under standards established by the Public Company Accounting Oversight Board (United States).  However, we noted no deficiencies in the Funds' internal control over financial reporting and their operation, including controls over safeguarding securities, that we consider to be material weaknesses as defined above as of March 31, 2013.

This report is intended solely for the information and use of management and the Board of Trustees of the Funds and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

/s/ PricewaterhouseCoopers LLP
San Francisco, California
May 22, 2013

Appendix A

iShares Trust

iShares S&P Global Consumer Discretionary Sector Index Fund
iShares S&P Global Consumer Staples Sector Index Fund
iShares S&P Global Industrials Sector Index Fund
iShares S&P Global Utilities Sector Index Fund
iShares S&P Global Energy Sector Index Fund
iShares S&P Global Financials Sector Index Fund
iShares S&P Global Healthcare Sector Index Fund
iShares S&P Global Telecommunications Sector Index Fund
iShares S&P Global Technology Sector Index Fund
iShares S&P Global Materials Sector Index Fund
iShares S&P Global 100 Index Fund
iShares S&P Global Clean Energy Index Fund
iShares S&P Global Infrastructure Index Fund
iShares S&P Global Nuclear Energy Index Fund
iShares S&P Global Timber & Forestry Index Fund
iShares S&P India 50ETF
iShares S&P Asia 50 Index Fund
iShares S&P Developed ex-U.S. Property Index Fund
iShares S&P Europe 350 Index Fund
iShares S&P Latin America 40 Index Fund
iShares S&P/TOPIX 150 Index Fund
iShares S&P Emerging Markets Infrastructure Index Fund
iShares S&P 100 Index Fund
iShares S&P 500 Growth Index Fund
iShares S&P 500 Value Index Fund
iShares S&P MidCap 400 Growth Index Fund
iShares S&P MidCap 400 Value Index Fund
iShares S&P SmallCap 600 Growth Index Fund
iShares S&P SmallCap 600 Value Index Fund
iShares S&P International Preferred Stock Index Fund
iShares S&P U.S. Preferred Stock Index Fund
iShares Nasdaq Biotechnology Index Fund
iShares Core S&P 500 ETF
iShares Core S&P Mid-Cap ETF
iShares Core S&P Small-Cap ETF
iShares Core S&P Total U.S. Stock Market ETF
iShares Russell Top 200 Index Fund
iShares Russell Top 200 Growth Index Fund
iShares Russell Top 200 Value Index Fund
iShares Russell 1000 Index Fund
iShares Russell 1000 Growth Index Fund
iShares Russell 1000 Value Index Fund
iShares Russell 2000 Index Fund
iShares Russell 2000 Growth Index Fund
iShares Russell 2000 Value Index Fund
iShares Russell 3000 Index Fund
iShares Russell 3000 Growth Index Fund
iShares Russell 3000 Value Index Fund
iShares Russell Microcap® Index Fund
iShares Russell Midcap Index Fund
iShares Russell Midcap Growth Index Fund
iShares Russell Midcap Value Index Fund
iShares 2013 S&P AMT-Free Municipal Series
iShares 2014 S&P AMT-Free Municipal Series
iShares 2015 S&P AMT-Free Municipal Series
iShares 2016 S&P AMT-Free Municipal Series
iShares 2017 S&P AMT-Free Municipal Series
iShares 2018 S&P AMT-Free Municipal Series
iShares S&P Global Consumer Discretionary Sector Index Fund
iShares S&P Global Consumer Staples Sector Index Fund
iShares S&P Global Industrials Sector Index Fund
iShares S&P Global Utilities Sector Index Fund
iShares S&P Global Energy Sector Index Fund
iShares S&P Global Financials Sector Index Fund
iShares S&P Global Healthcare Sector Index Fund
iShares S&P Global Telecommunications Sector Index Fund
iShares S&P Global Technology Sector Index Fund
iShares S&P Global Materials Sector Index Fund
iShares S&P Global 100 Index Fund
iShares S&P Global Clean Energy Index Fund
iShares S&P Global Infrastructure Index Fund
iShares S&P Global Nuclear Energy Index Fund
iShares S&P Global Timber & Forestry Index Fund
iShares S&P India 50ETF
iShares S&P Asia 50 Index Fund
iShares S&P Developed ex-U.S. Property Index Fund
iShares S&P Europe 350 Index Fund
iShares S&P Latin America 40 Index Fund
iShares S&P/TOPIX 150 Index Fund
iShares S&P Emerging Markets Infrastructure Index Fund
iShares S&P 100 Index Fund
iShares S&P 500 Growth Index Fund
iShares S&P 500 Value Index Fund
iShares S&P MidCap 400 Growth Index Fund
iShares S&P MidCap 400 Value Index Fund
iShares S&P SmallCap 600 Growth Index Fund
iShares S&P SmallCap 600 Value Index Fund
iShares S&P International Preferred Stock Index Fund
iShares S&P U.S. Preferred Stock Index Fund
iShares Nasdaq Biotechnology Index Fund
iShares Core S&P 500 ETF
iShares Core S&P Mid-Cap ETF
iShares Core S&P Small-Cap ETF
iShares Core S&P Total U.S. Stock Market ETF
iShares Russell Top 200 Index Fund
iShares Russell Top 200 Growth Index Fund
iShares Russell Top 200 Value Index Fund
iShares Russell 1000 Index Fund
iShares Russell 1000 Growth Index Fund
iShares Russell 1000 Value Index Fund
iShares Russell 2000 Index Fund
iShares Russell 2000 Growth Index Fund
iShares Russell 2000 Value Index Fund
iShares Russell 3000 Index Fund
iShares Russell 3000 Growth Index Fund
iShares Russell 3000 Value Index Fund
iShares Russell Microcap® Index Fund
iShares Russell Midcap Index Fund
iShares Russell Midcap Growth Index Fund
iShares Russell Midcap Value Index Fund
iShares 2013 S&P AMT-Free Municipal Series
iShares 2014 S&P AMT-Free Municipal Series
iShares 2015 S&P AMT-Free Municipal Series
iShares 2016 S&P AMT-Free Municipal Series
iShares 2017 S&P AMT-Free Municipal Series
iShares 2018 S&P AMT-Free Municipal Series